ACQUISITION OF EVOLUTION TECHNOLOGY SA (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure of acquisition of evolution technology sa [Abstract]
Schedule of Fair Value of Assets Acquired and Liabilities Assumed

The following table presents the allocation of the consideration to the fair value of assets acquired and liabilities assumed based on their estimated fair values, which is the same as the carrying values, at the date of acquisition:

$
Cash	4,676
Due from shareholders	6,490
Construction in progress	163,529
Master lease	1,982,354

Less: liabilities assumed
Accounts payable	(7,440)
Deferred income tax liability	(693,824)

Net assets of Evotech	1,455,785
Net assets attributed to non-controlling interest	(509,524)
Total consideration	946,260